-----------------                     G-III                    -----------------
     NUMBER                     APPAREL GROUP, LTD.                  SHARES

-----------------                                              -----------------
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                             SEE REVERSE SIDE
                                                         FOR CERTAIN DEFINITIONS

                                                               -----------------
                                                               CUSIP 36237H 10 1
                                                               -----------------

--------------------------------------------------------------------------------
THIS CERTIFIES THAT

                                    SPECIMEN

is the owner of

--------------------------------------------------------------------------------

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $0.01 EACH OF THE
COMMON STOCK OF

-------------------------- G-III APPAREL GROUP, LTD. ---------------------------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney on surrender of this certificate properly endorsed.
This certificate is not valid unless countersigned by the Transfer Agent and
Registrar.

                                     COMMON

     WITNESS the facsimile signatures of its duly authorized officers.

Dated:

             /s/ Illegible                         /s/ Illegible
             -------------                         -------------

             Secretary                             President

-----------------                     G-III                    -----------------
     NUMBER                     APPAREL GROUP, LTD.                  SHARES

-----------------                                              -----------------
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                             SEE REVERSE SIDE
                                                         FOR CERTAIN DEFINITIONS

                                                               -----------------
                                                               CUSIP 36237H 10 1
                                                               -----------------

--------------------------------------------------------------------------------
THIS CERTIFIES THAT

                                    SPECIMEN

is the owner of

--------------------------------------------------------------------------------

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $0.01 EACH OF THE
COMMON STOCK OF

-------------------------- G-III APPAREL GROUP, LTD. ---------------------------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney on surrender of this certificate properly endorsed.
This certificate is not valid unless countersigned by the Transfer Agent and
Registrar.

                                     COMMON

     WITNESS the facsimile signatures of its duly authorized officers.

Dated:

             /s/ Illegible                         /s/ Illegible
             -------------                         -------------

             Secretary                             President